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                                                                   Exhibit 10.24

             MASTER STANDBY LETTER OF CREDIT REIMBURSEMENT AGREEMENT

         THIS AGREEMENT is made as of the 2nd day of November, 2001 ("EFFECTIVE DATE") by and between:

               (i) FLEET NATIONAL BANK, a national banking association with its main offices in Boston located at 100 Federal Street Boston, Massachusetts 02110, including its U.S. and overseas branches, subsidiaries and such other entities controlled by, controlling or under common control with Fleet National Bank (collectively, the "Bank"); and

               (ii) RENAISSANCE REINSURANCE LTD., a company organized under the laws of Bermuda, and having its principal office at Renaissance House, 8-12 East Broadway, Pembroke, Bermuda, and any other subsidiary of RENAISSANCERE HOLDINGS LTD. ("RenRe") that from time to time executes and delivers an Accession Agreement (each individually, the "Customer" and collectively, the "Customers").

         IN CONSIDERATION OF the Bank opening from time to time, at any Customer's request, a Credit, each Customer hereby agrees with the Bank as follows:

1.      The following terms have the following meanings:

         "Accession Agreement" means a written assumption of the rights and obligations of the Customers by a subsidiary of RenRe in substantially the form of Appendix A hereto.

         "Application" means a written application by any Customer to the Bank for the issuance of a standby letter of credit for such Customer and includes all modifications to the Application made with such Customer's written or oral agreement or consent.

         "Collateral" has the meaning provided in the Pledge Agreements.

         "Credit" means any letter of credit issued pursuant to an Application including, without limitation, the Existing Letters of Credit, including any amendment to any such Credit.

         "Existing Letters of Credit" means the standby letters of credit issued by the Bank at the request of Renaissance Reinsurance Ltd. and listed on
Schedule 1 hereto "International Standby Practices" means International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Bank in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of reference.

         "Pledge Agreements" means collectively (i) that certain Amended and Restated Pledge Agreement, dated as of November 2, 2001, by and between Renaissance Reinsurance Ltd. and the Bank and (ii) any Pledge Agreement entered into by and between any other Customer and the Bank on or after the date hereof.

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         "RenRe Credit Agreement" means the Credit Agreement, dated as of
October 5, 1999 among RenRe as borrower, various financial institutions as lenders, Deutsche Bank AG, as LC issuer and syndication agent, Fleet National Bank as co-agent, Bank of America, National Association, as administrative agent, and Banc of America Securities LLC, as lead arranger and book manager, as amended and supplemented (including by waiver or consent) from time to time; provided, however, that if such Credit Agreement shall cease for any reason to be in full force and effect, "RenRe Credit Agreement" shall mean such Credit Agreement in the form in which it existed immediately prior to the time it ceased to be in full force and effect, except with respect to the definition of "Material Subsidiary" which shall be such definition as in the Credit Agreement in the form which exists on the date hereof.

         "Secured Obligations" has the meaning provided in the Pledge Agreement.

2. Each Customer will pay the Bank, in United States currency, the amount of each drawing under the Credit in respect of standby letters of credit issued for the account of such Customer, together with interest, commissions, all customary fees, expenses and other charges, and all other disbursements or payments by the Bank pursuant to the Credit or this Agreement, such payment to be made on demand with interest from the date of payment under the Credit to the date of payment by such Customer to the Bank. If a drawing or other amount is payable in foreign currency, the applicable Customer will pay the Bank the equivalent of the amount of such drawing or other amount in United States currency, at the Bank's then selling rate for cable transfers to the place of payment or to the place of the Bank's settlement of its obligation, as the Bank may require. If there is no rate of exchange for effecting such cable transfer, the applicable Customer will pay the Bank on demand the amount in United States currency equivalent to the Bank's actual cost of settlement, with interest on the amount in United States currency payable by the such Customer from the date of settlement to the date of payment by such Customer. Unless otherwise agreed, interest and commission payable hereunder shall be at such rate as the Bank may deem appropriate; provided however, that the rate of interest on default on any of the Customer's obligations hereunder will be equal to the Base Rate. The Base Rate is the rate of interest announced from time to time by the Bank at its head office as its Base Rate. Any amount that at any time may be owing by any Customer to the Bank pursuant to this Agreement may be charged against any funds held by the Bank for the account of such Customer.

3. Each Customer will promptly examine (a) the copy of the Credit sent to it by the Bank and (b) all documents delivered to the Customer from time to time by the Bank. The Customer will, within a reasonable period of time not to exceed two business days following receipt thereof, notify the Bank of any irregularity, any discrepancies to which the Customers object or any other claim of non-compliance with any Customers' instructions, and include in such notice a statement of the nature of such irregularity, discrepancies or non-compliance. Failure of the Customers to give such notice and statement to the Bank within such time precludes the Customers from asserting any such irregularity, discrepancies or other claim against the Bank and its correspondents.

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4.   Each Customer hereby agrees to indemnify the Bank and its correspondents from and to hold them harmless against any and all claims, loss, liability, or damage, including reasonable attorneys' fees, howsoever arising from or in connection with any Credit issued for the account of such Customer other than any claim by the Customer against the Bank for any actual loss or damage directly arising out of the failure of the Bank to perform its obligations under this Agreement or the Credit. Under no circumstances will the Bank be liable to the Customers for any special, consequential, punitive, exemplary, incidental or other damages or for lost profits. The agreements in this paragraph will survive any payment under or termination or cancellation of this Agreement.

5. The Customers will pay the Bank on demand all charges, costs, and expenses, including reasonable attorneys fees, incurred or paid by the Bank in connection with the exercise of any right, power, or remedy hereunder, or in the enforcement thereof.

6. Each Customer shall pay to the Bank in respect of each standby letter of credit issued for such Customer hereunder a non-refundable fee in an amount equal to thirty one hundredths of one percent (0.30%) per annum of the face amount of such standby letter of credit. Such fees shall be due and payable quarterly in advance commencing on the date of issuance of such letter of credit and quarterly thereafter. Each Customer shall also pay to the Bank the Bank's customary issuance, amendment and other administrative processing fees in respect of such standby letters of credit.

7. Each subsidiary of RenRe that is or becomes a Customer under the terms hereof shall be liable to the Bank only for those amounts that are incurred by it hereunder or under the Pledge Agreement executed by such Customer and shall have no liability for the obligations of any other Customer, it being acknowledged and agreed by the Bank that the execution and delivery of this Agreement, the Pledge Agreement and any Accession Agreements by more than one such subsidiary is for purposes of convenience only and that each Customer is deemed to have entered into a completely separate reimbursement and security arrangement with the Bank and with no other parties; it being understood, however, that upon the occurrence of a default hereunder or the failure of any Customer to comply with the terms of this Agreement, any Pledge Agreement or any documents or agreements executed and/or delivered in connection herewith (the "Credit Documents") such default or failure; to comply shall, if the aggregate amount owed hereunder by such Customer is in excess of $5,000,000 and if such Customer is a "Material Subsidiary" as defined in the RenRe Credit Agreement, constitute a default by all Customers hereunder and shall enable the Bank to exercise its right and remedies hereunder, under the Pledge Agreements and the other Credit Documents, at law and in equity.

8. Subject to the provisions of (Section)7 hereof, upon (1) failure of any Customer to reimburse any amount drawn under the Credit within one business day after demand therefor, (2) failure of any Customer to pay any other amount due hereunder or under the Pledge Agreement or any other Credit Documents, (3) the occurrence of an Event of Default under any 3 Pledge Agreement, (4) failure of any Customer to perform any of its other obligations under this Agreement or any other Credit Documents and continuance of such failure for more than fifteen days after notice thereof is given to such Customer, (5) failure of any

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     Customer to perform any of its other obligations to the Bank or any of its affiliates under any .other agreement, or any of its obligations for borrowed money or in respect of any extension of credit in, an aggregate amount in excess of $5,000,000, or other accommodation or under any capital or operating lease or derivative transaction in an aggregate amount in excess of $5,000,000, (6) the insolvency, dissolution, termination of existence, suspension oi.' business, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any case or proceeding under any law relating to bankruptcy or insolvency by or against any Customer, (7) the issuance of or application for a writ or order of attachment or garnishment against any Collateral or a substantial part of the property or assets of any Customer, or (8) any governmental authority taking possession of any substantial part of the property of any Customer or assuming control over the affairs or operations of any Customer or (9) the occurrence of an "Event of Default" under the terms of the RenRe Credit Agreement, thereupon, the Bank may, without notice or demand, declare any and all of the obligations and liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Customer to the Bank under this Agreement, to be immediately due and payable, and the Bank will have all of the rights and remedies provided hereunder, under the Pledge Agreement and the other Credit Documents and by law,,The Customers hereby acknowledge and agree that all of their obligations (whether for principal, interest, fees, expenses or other charges) to the Bank, now existing (including Credits which may have been issued prior to the effectiveness of this Agreement but are extended from time to time pursuant to evergreen or similar clauses or arrangements during the effectiveness of this Agreement) or hereafter arising under or pursuant to the Credit or this Agreement, are Secured Obligations and, consequently, are secured by the terms of the Pledge Agreements for the benefit of the Bank.

9. Neither the Bank nor its correspondents shall be in any way responsible for performance by any beneficiary of its obligations to the Customers, for the accuracy, genuineness, or effect of any documents, presented under the Credit or for any other matters for which an issuer is not responsible under the International Standby Practices.

10. The Bank may treat any administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver, or other claimed successor of the beneficiary of the Credit as if such claimed successor were an authorized transferee of the beneficiary.

11. The Customers hereby authorize the Bank to (a) select a person subject to the applicable Customer's approval to advise or confirm the Credit, to receive a presentation, negotiate, incur a deferred payment obligation, accept a draft or effect a payment under the Credit, or to transfer the Credit, (b) authorize or restrict such person from so acting, and (c) waive any such restriction.

12. All directions and correspondence relating to the Credit are to be sent at the Customers' risk. The Bank does not assume any responsibility for any inaccuracy, interruption, error,

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

     or delay in transmission or delivery by post, telegraph, or cable, for any inaccuracy of translation or for any interpretation of technical terms.

13. This Agreement and a request or consent to any modification change, amendment, waiver, or any other action pursuant to this Agreement, will be binding upon the Customers and their respective heirs, executors, administrators, successors, and assigns and will inure to the benefit of and be enforceable by the Bank, its successors, and assigns. In the event that any provision hereof is determined by a court of competent jurisdiction to be invalid, such invalidity will not affect any other provision of this Agreement. The Customers represent and warrant that the execution, delivery, and performance by the Customers hereof has been duly authorized by all necessary corporate and/or other action and that the making and performance hereof by the Customers does not and will not contravene the terms of any existing law, agreement, or instrument by which any Customer is bound or to which any Customer is subject.

14. The failure of the Bank to enforce at any time any provision hereof will not be construed to be a waiver of such provision or of the right of the Bank thereafter to enforce any such provision.

15. The Credit will be subject to the International Standby Practices. Except to the extent it is otherwise expressly agreed to and without prejudice to any other provisions of this Agreement in favor of the Bank and its correspondents, observance by the Bank and its correspondents of the International Standby Practices will constitute compliance with the Credit and this Agreement. In the event the Credit is subject to any laws, or any correspondents of the Bank observe other rules of letter of credit practice for the Credit, at variance with the International Standby Practices, any action, inaction, or omission on the part of the Bank or its correspondents in connection with the Credit, and in good faith reliance on such laws or other practice rules, will be deemed to be in compliance with the Credit and this Agreement. The Customers hereby agree to indemnify the Bank and its correspondents from and to hold them harmless against any and all loss, liability, damage, cost, or expense (including reasonable attorneys' fees) incurred thereby. 16. This Agreement is made in the Commonwealth of Massachusetts and shall be deemed to be a contract under seal to be governed by and construed in accordance with the laws of said Commonwealth, The Customers consent to the non-exclusive jurisdiction of federal and state courts in the Commonwealth of Massachusetts in connection with any dispute arising out of this Agreement or the Credit, and the Customers also consent to service of process relating thereto. The Bank's rights, powers, and remedies specified herein are cumulative and are in addition to those otherwise created or existing by law or other agreement. The Customers waive all suretyship defenses to the extent applicable.

16. This Agreement is made in the Commonwealth of Massachusetts and shall be deemed to be a contract under seal to be governed by and contrued in accordance with the laws of said Commonwealth, The Customers consent to the non-exclusive jurisdiction of federal and state courts in the Commonwealth of Massachusetts in connection with any dispute arising out of this Agreement or the Credit, and the Customers also consent to service of process relating thereto. The Bank's rights, powers, and remedies specified herein are cumulative and are in addition to those otherwise created or existing by law or other agreement. The Customers waive all suretyship defenses to the extent applicable.

17. Any communication to be made hereunder shall (i) be made in writing, but unless otherwise stated, maybe made by telex, or facsimile transmission, and (ii) be made or delivered to the address of the party receiving notice which is set forth below its signature hereto (unless such party has by five (5) days written notice specified another address),

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

     and shall be deemed made or delivered, when dispatched, left at that address, or five (5) days after being mailed, postage prepaid, to such address.

18. EACH OF THE CUSTOMERS AND BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE STANDBY LETTERS OF CREDIT OR ENFORCEMENT OF THE CREDIT DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OF THE CUSTOMERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE CUSTOMERS CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS AGREEMENT AND ISSUE THE STANDBY LETTERS OF CREDIT.

19. The Customers hereby agree that service of all writs, complaints, process and summonses in any such suit, action or proceeding may be made upon Willkie Farr & Gallagher, Attention: John S. D'Alimonte, Esquire ("Process Agent"), with an office at 787 Seventh Avenue, New York, New York 10019-6099. The Customers hereby irrevocably appoint the Process Agent their true and lawful attorney-in-fact in their name, place and stead to accept such service of any and all such writs, complaints, process and summonses. The Customers agree that any election by the Bank to give notice of any such service to the Customers shall not impair or affect the validity of such service or of the judgment based thereon. The Customers hereby further irrevocably consent of the service of process in any suit, action or proceeding in said courts by the mailing or hand delivery thereof to the Customers in the manner described in (Section) 17 hereof. Nothing herein shall in any way be deemed to limit the ability of the Bank to serve any such writ, complaint, process or summons in any other manner permitted by applicable law or to obtain jurisdiction over the Customers in such other jurisdictions, and in such manner, as may be permitted by applicable law.

20. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Agreement into any currency other than U.S. dollars (hereinafter called the "Alternate Currency"), then

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

     the conversion shall be made at the Bank's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal banking procedure, prevailing at the Bank's close of business on the business day next preceding the day on which the judgment is given or (as the case may be) the order is made. In the event that there is a difference between the rate of exchange on the basis of which the amount of such judgment or order is determined and the rate of exchange prevailing on the date of payment, the Customers hereby agree to pay such additional amount as may be necessary to ensure that the amount paid is the amount of such Alternate Currency which permits the Bank to purchase the amount of U.S. dollars due under this Agreement when the judgment or order is issued at the Bank's spot rate of exchange for buying U.S. dollars with the Alternate Currency, in accordance with normal banking procedures, prevailing at the Bank's opening business on the date of payment. Any amount due from the Customers to the Bank under the second sentence of this paragraph will be due as separate debt of the Customers to the Bank and shall not be affected by any judgment or order being obtained for any other sum. The covenant contained in this paragraph shall survive the payment in full of all of the other obligations of the Customers hereunder.

21. All payments by the Customer hereunder shall be made without setoff or counterclaim and free and clear of and without deduction for any foreign or domestic taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restriction or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Customers are required by law to make such deduction or withholding. Except as otherwise expressly provided in this paragraph, if any such obligation is imposed upon any Customer with respect to any amount payable by it hereunder or under any of the other Credit Documents, such Customer will pay to the Bank, on the date on which such amount is due and payable hereunder or under such other Credit Documents, such additional amount in U.S. Dollars as shall be necessary to enable the Bank to receive the same net amount which the bank would have received on such due date had no such obligation been imposed upon such Customer. The Customers will deliver promptly to the Bank, certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Customers hereunder or under such other Credit Document.

         IN WITNESS WHEREOF, each of the parties hereto have caused their respective duly authorized representatives to execute and deliver this Agreement as of the date first written above.

RENAISSANCE REINSURANCE LTD.                   FLEET NATIONAL BANK

By:    /s/ Todd R. Fonner                      By:     /s/ Lawrence Davis
       TODD R. FONNER                                  Lawrence Davis
       Vice President and Treasurer                    Portfolio Manager
       ----------------------------            Address:    777 Main Street
Address:          Renaissance House                        Hartford, Connecticut
                  8-12 East Broadway


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                  Pembroke, Bermuda                        06115
Telephone:        (441) 295-4513               Telephone:  (860) 986-7518
Fax:              (441) 296-5037               Fax:        (860) 986-1264







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                                   APPENDIX A
                                   ----------

                               ACCESSION AGREEMENT

1.   By the execution and delivery hereof,

         (i) the undersigned subsidiary (the "NEW CUSTOMER") of RenaissanceRe Holdings Ltd. ("RENRE") hereby accedes to the rights, and assumes the obligations, of a Customer under the Master Standby Letter of Credit Reimbursement Agreement, dated as of November 2, 2001 (the "Reimbursement Agreement"), between Fleet National Bank (the "BANK"), Renaissance Reinsurance Ltd., and certain other subsidiaries of RenRe;

         (ii) the New Customer agrees to execute and deliver to Bank a Pledge Agreement substantially in the form of Exhibit 1 attached hereto, together with a control agreement and such other documents, agreements, and/or instruments requested by the Bank; and

         (iii) the Bank hereby accepts the addition of the New Customer as a Customer under the Reimbursement Agreement and as Pledgor under the Pledge Agreement executed and delivered by the New Customer.

2. The New Customer hereby makes the representations and warranties of the Customer contained in the Reimbursement Agreement and the Pledge Agreement executed and delivered by the New Customer.

3. Capitalized terms used herein that are not otherwise defined have the respective meanings ascribed thereto by the Reimbursement Agreement or the Pledge Agreement executed and delivered by the New Customer, as applicable.

4.   This Agreement is effective as of _____________________, 200__.

     IN WITNESS WHEREOF, each of the parties hereto have caused their respective duly authorized representatives to execute and deliver this Agreement as of the effective date set forth above.


[NAME OF NEW CUSTOMER]                         FLEET NATIONAL BANK

BY:                                            BY:
   -------------------------------                -----------------------------
NAME:                                             ANSON T. HARRIS
TITLE:                                            DIRECTOR

                                    EXHIBIT 1
                                    ---------

                            FORM OF PLEDGE AGREEMENT

                      AMENDED AND RESTATED PLEDGE AGREEMENT

This AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of November 2, 2001 (the "PLEDGE AGREEMENT"), amends and restates the Pledge Agreement, dated as of December 18, 1997, between RENAISSANCE REINSURANCE, LTD., a corporation organized under the laws of Bermuda with an address at 8-12 East Broadway, Pembroke, Bermuda (the "PLEDGOR"), and FLEET NATIONAL BANK, a national banking association with an office at 777 Main Street, Hartford, Connecticut 06115 (the "PLEDGEE").

         1. PLEDGE. In accordance with the terms and conditions hereof, the Pledgor hereby pledges and assigns to the Pledgee, and hereby grants a security interest to the Pledgee in, all of the Collateral (as hereinafter defined) and all proceeds thereof.

         2. SECURITY. This Agreement is made with the Pledgee to secure all of the Secured Obligations of the Pledgor to the Pledgee. As used herein, the term "SECURED OBLIGATIONS" means: the full and punctual payment and performance when due of all liabilities obligations and indebtedness of the Pledgor to the Pledgee, whether for principal, interest, fees, expenses or otherwise, now existing or hereafter arising under or pursuant to any Letter(s) of Credit, including without limitation, any Existing Letters of Credit (as defined in the Reimbursement Agreement issued by the Pledgee at the request of the Pledgor under that certain Master Standby Letter of Credit Reimbursement Agreement dated as of November 2, 2001 (the "REIMBURSEMENT AGREEMENT") by and between the Pledgor and the Pledgee and certain other parties which may become parties thereto pursuant to the terms thereof and any other documents, agreements and/or instruments executed and/or delivered in connection therewith (collectively, the "CREDIT"), including, without limitation, costs and expenses incurred by the Pledgee in collecting or enforcing or attempting to collect or enforce the foregoing.

         The Pledgor, at any time and from time to time upon notice to the Pledgee, may withdraw from the Collateral subject to this Agreement any of the cash, property or securities constituting such Collateral for the purpose of substituting items of Collateral or any interest, cash dividends and gains on the Pledgor's investments; provided, however, that any such withdrawal and substitution may occur only if no Event of Default (as hereinafter defined) has occurred and is continuing or would occur as a result thereof.

         Collateral which consists of certificated securities, instruments, deposits, money, accounts or any similar items now or hereafter in the Pledgor's possession ("POSSESSORY COLLATERAL") will be delivered to the Pledgee accompanied by an assignment thereof endorsed in blank with stock or bond powers attached, or endorsed to the order of the Pledgee, as the case may be.

         Without limiting the generality of the foregoing, the Pledgor further agrees as follows:

         (a) All Collateral, except Possessory Collateral, shall be held by Mellon Bank, N.A., as custodian for the Pledgor (the "CUSTODIAN") in securities account no. RREF 063 90002 in the name of "Fleet National Bank Pledged Collateral Account f/a/o Renaissance Reinsurance Ltd." (the "SECURITIES ACCOUNT"). The Custodian shall be the only entity on whose books the Pledgor will permit the interest of the Pledgor in the Collateral to appear. The Pledgor will not replace the Custodian without the prior written consent of the Pledgee.

         (b) The Pledgor shall require the Custodian to enter into a satisfactory control agreement (the "CONTROL AGREEMENT") with respect to any Collateral in the custody of the Custodian and with respect to which it is acting as securities intermediary. The Pledgor represents, warrants and agrees that this Agreement and the transfer of the Collateral to the Custodian in accordance with the terms hereof, effects transfer or perfection of a security interest in all Collateral now owned by the Pledgor and will effect transfer or perfection of a security interest in all Collateral hereafter acquired by the Pledgor.

         (c) If the Pledgee shall at any time so require, all Collateral which is in book-entry form in the Federal Reserve System ("BOOK-ENTRY COLLATERAL") shall be delivered in the following manner: The Pledgee shall cause the appropriate instructions to be entered in the Federal Reserve Book book-entry system to accomplish a book-entry transfer of all Book-Entry Collateral to a general account maintained at the Federal Reserve Bank of New York by the Pledgee in accordance with Subpart 0 of Part 306 or Subparts A, Band C of Part 350, as applicable, of the Regulations of the United States Treasury Department and any other applicable regulations. The name of the Pledgee shall appear as the owner of Book-Entry Collateral on the books and records of the Federal Reserve Bank of New York. Upon receipt of Book-Entry Collateral, the Pledgee shall promptly send to the Pledgor written confirmation of such receipt, which confirmation shall identify the type and amount of such Book-Entry Collateral.

         (d) The Pledgor agrees that the Collateral in the Securities Account shall at all times consist of Qualified Securities, which meet the following criteria (the "QUALIFIED SECURITIES"):

         (i) Government Securities defined as obligations of the United States Treasury and issues of United States agencies quoted daily in The Wall Street Journal;

         (ii) Municipal Bonds defined as bonds issued by municipalities of the United States and rated by Standard & Poor's Ratings Group, a division of McGraw Hill, Inc. ("S&P") as "AA " or above;

         (iii) Fixed income securities issued by a corporation organized and existing under the laws of the United States or any state thereof and rated by S&P as "AA" or above; or

         (iv) Investment grade securities and bonds issued by foreign governments and rated by S&P as "AA" or above.

         3. COLLATERAL. For purposes of this Agreement, "Collateral" means all Financial Assets, Investment Property, Securities Entitlements and other securities now or hereafter in the Securities Account or any successor or replacement account and includes all of

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

the Pledgor's certificates of deposit, investment company shares, corporate debt and equity securities (including convertible securities), securities issued or guaranteed by the United States, any state or political subdivision and any agency or instrumentality thereof and any securities issued by any foreign governments, and securities of any other issuer, now owned or hereafter acquired, all to the extent that the foregoing are credited to the Securities Account. Collateral shall include, without limitation, the certificates, if any, representing the Collateral, and all dividends, interest, cash, bank deposits; securities, investment property, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for, or as a renewal of, or reinvestment for, or substitution of, any or all of the Collateral and the proceeds thereof; all securities and ..certificates hereafter transferred or delivered to the Pledgee in substitution for or in addition to any of the foregoing, all certificates, if any, and instruments representing or evidencing such securities, together with interest and all interest, cash, securities, investment property, dividends, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for or as a renewal of or reinvestment for any or all thereof and the proceeds of any thereof; and the Securities Account and any securities, dividends, investment property, cash, interest and other property from time to time in the Securities Account. Capitalized terms used herein and not defined herein that are defined in the Uniform Commercial Code of the Commonwealth of Massachusetts shall have such defined meanings herein.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents, warrants and agrees that: (a) the Pledgor has good and valid title to the Collateral, free and clear of any liens, charges or encumbrances thereon or affecting the title thereto; (b) the Pledgor has good right and lawful authority to pledge, assign, transfer, deliver, deposit, set over and confirm unto the Pledgee the Collateral as provided herein and will warrant and defend the title thereto and the security interest therein conveyed to the Pledgee by this Agreement against all claims of all persons and will maintain and preserve such security interest; (c) the execution, delivery and performance of this Agreement and the pledge and/or delivery of the Collateral to the Pledgee do not and will not contravene the memorandum of association or byelaws of the Pledgor or any agreement, commitment, indenture, contract or other obligation or restriction affecting the Pledgor; (d) this Agreement is the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms; (e) this Agreement will not violate any provision of law applicable to the Pledgor; and (f) no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Pledgor. The Pledgor covenants that it will have the like title to and right to pledge any other properly of the Pledgor at any time hereafter purported to be pledged to the Pledgee hereunder.

         5. EVENTS OF DEFAULT. As used herein, an "Event of Default" shall be deemed to have occurred upon the occurrence of anyone or more of the following:
(a) any representation or warranty of Pledge made herein shall at any time prove to have been false in any material respect when made or, (b) the Pledgor shall default in any material respect in the performance of any term, covenant or agreement contained in this Agreement and such default shall continue for fifteen days after the occurrence of such default, (c) any Event of Default shall have occurred under the Reimbursement Agreement, or (d) if, at any time, the sum of the Obligations exceeds ninety percent (90%) of the Collateral Value, and the Pledgor fails, within three (3) business days of such event, to pledge additional Qualified Securities sufficient to cause the Obligations to be equal to or less than ninety percent (90%) of the Collateral Value. As used herein, the term

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

"Collateral Value" shall mean the fair market value, as determined by the Pledgee from time to time, of the Collateral consisting of the Qualified Securities.

         6. VOTING AND OTHER RIGHTS. Unless and until an Event of Default shall have occurred, the Pledgor shall retain and may exercise all voting rights with respect to Collateral, and all rights with respect to conversion, exchange, subscription, option, warrant and other similar rights and privileges pertaining to Collateral ("Rights"); provided that if an Event of Default occurs, all Rights shall be exercisable only by or with the prior written consent of the Pledgee; provided further that the Pledgee shall not have any voting Rights unless and until it shall have given the Pledgor written notice that such Event of Default has occurred and that the Pledgee may exercise, or intends to exercise, any such voting Right, and the Pledgee shall have no duty at any time whatsoever to exercise any Right and shall not be responsible for any failure to do so or delay in so doing.

         7. REMEDIES UPON AN EVENT OF DEFAULT. If an Event of Default has occurred, the Pledgee shall have the right to exercise in respect of the Collateral all the rights and remedies available to a secured party under the Uniform Commercial Code in effect at the time in the Commonwealth of Massachusetts and may also, without notice, except as required by law direct that all or any part of the Collateral and proceeds thereof be applied to the payment of the Secured Obligations, and the Pledgee may sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on creditor for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. The Pledgor acknowledges that the Collateral is of a type sold in a recognized market, and, accordingly, no notice by the Pledgee to the Pledgor is required prior to the sale of any Collateral hereunder. In the event such notice is given, the Pledgee shall not be obligated to make any sale of Collateral regardless of such notice having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Any cash received by the Pledgee as Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral as contemplated in this section may, in the discretion of the Pledgee, be held by the Pledgee as collateral for or then or at any time thereafter applied (after payment of any expenses) in whole or in part by the Pledgee against, all or any part of the Secured Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

         The Pledgee shall not be required to resort to or marshal any present or future security for, or guaranties of, the obligations secured hereby, or to resort to any such security or guaranties in any particular order. The Pledgee's remedies shall be cumulative with all other rights, however existing or arising, and may be exercised concurrently or separately. Neither failure nor delay on the Pledgee's part to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other further exercise thereof or the exercise of any other right, remedy, power or privilege.

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

         Beyond the exercise of reasonable care to assure the safekeeping of Possessory Collateral while held in the Pledgee's possession or control, the Pledgee shall have no duty or liability to preserve rights pertaining to any Collateral.

         8. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by any amendment or modification of or addition or supplement to the Note or any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or the Credit. This Agreement and the pledge and security interest granted hereby shall be of no further force or effect upon the full payment and satisfaction of all of the Secured Obligations and, immediately thereafter, the Pledgee will release to the Pledgor all Collateral held hereunder, together with appropriate releases and discharges of such pledge and security interest.

         9. NOTICE. All notices and other communications hereunder shall be in writing and shall be given in the manner and to the respective addresses provided above.

         10. FURTHER ASSURANCES. The Pledgor will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, opinions and other documents, and will do or cause to be done all such other things, as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure, perfect, and protect the rights of the Pledgee hereunder. Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to indorse in favor of the Pledgee any of the Collateral; cause the transfer of any of the Collateral in such name as the Pledgee may direct, cause the issuance of certificates for book-entry and/or uncertificated securities; renew, extend or roll over any Collateral; to receive, indorse and collect the Collateral made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

         11. COSTS AND EXPENSES. The Pledgor agrees to pay to the Pledgee on demand any and all reasonable costs and expenses, and to indemnify and hold harmless the Pledgee from and against any and all claims, demands, damages and liabilities, that may be incurred or paid by the Pledgee in connection with the Collateral or the enforcement of this Agreement.

         12. MISCELLANEOUS. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Pledgor and Pledgee. The captions in this Agreement are for the convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Agreement may be executed simultaneously in several counterparts, each of which will be deemed an original, but all of which together shall constitute one instrument. If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law. This Agreement amends and restates that certain Pledge Agreement dated December 18, 1997 between the Pledgor and the Pledgee (the "Original Pledge Agreement"), and this Agreement does not constitute a release of the Original Security Agreement or of the security interests and liens granted thereby.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be duly executed as of the day and year first above-written.


RENAISSANCE REINSURANCE LTD.                    FLEET NATIONAL BANK

By:                                             By:
   -----------------------------                   -----------------------------
   TODD R. FONNER                                  ANSON T. HARRIS
   VICE PRESIDENT AND TREASURER                    DIRECTOR






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